UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934 (Amendment No. )

Check the appropriate box:

( )	Preliminary Information Statement

( )	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

(X)	Definitive Information Statement

Voya Partners, Inc.

(Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

(X)	No fee required.

( )	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

( )	Fee paid previously with preliminary materials:

( )	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party

(4)	Date Filed:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INFORMATION STATEMENT
Relating to
VY® Pioneer High Yield Portfolio
(a series of Voya Partners, Inc.)
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-262-3862
This communication (the “Notice”) presents only an overview of a more complete Information Statement that is available to you on the internet relating to VY® Pioneer High Yield Portfolio (the “Portfolio”), a series of Voya Partners, Inc. (the “Registrant”). The Information Statement details a change of control of Pioneer Investment Management, Inc. (“Pioneer”) and execution of a new sub-advisory agreement between Voya Investments, LLC (the “Adviser”) and Amundi Pioneer Asset Management, Inc., the Portfolio’s sub-adviser.
At a meeting held on May 18, 2017, the Board of Directors of the Registrant (the “Board”) approved a sub-advisory agreement for the Portfolio in connection with the change of control of Pioneer Investment Management, Inc., the sub-adviser to the Portfolio. A prospectus supplement describing these and other changes was provided to shareholders on July 7, 2017.
The execution of the New Sub-Advisory Agreement for the Portfolio was effected in accordance with an exemptive order (the “Order”) that the U.S Securities and Exchange Commission granted to the Registrant permitting the Adviser to enter into and materially amend sub-advisory agreements with unaffiliated and certain affiliated sub-advisers solely with Board approval, subject to certain conditions, and without obtaining shareholder approval. Consequently, the Registrant is not soliciting proxies to approve this change. The Order does, however, require that an information statement be provided to you containing much of the same information that would have been included in a proxy statement soliciting approval of a new sub-advisory agreement. In lieu of physical or electronic mail delivery of the Information Statement (other than on request as described below), the Portfolio will make the Information Statement available to you online.
The Information Statement will be available to review on the Internet at http://www.proxyvote.com/voya until December 7, 2017. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Portfolio at the address or phone number listed above. If you want to receive a paper or email copy of the Information Statement, you must request one no later than September 8, 2018.

INFORMATION STATEMENT
September 8, 2017
VY® Pioneer High Yield Portfolio
(A series of Voya Partners, Inc.)
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-262-3862
VY® Pioneer High Yield Portfolio is not asking you for a proxy regarding the sub-advisory agreement and you are requested not to send a proxy with respect to this Information Statement.

INTRODUCTION
Why did you send me this booklet?
This booklet includes an information statement (“Information Statement”) for VY® Pioneer High Yield Portfolio (the “Portfolio”), in which you have an interest. This Information Statement is furnished in connection with the approval of new sub-advisory agreement for the Portfolio. The Portfolio is a separate series of Voya Partners, Inc. (the “Registrant”). This Information Statement will be provided on or about September 8, 2017 to shareholders of record as of the close of business on July 17, 2017 (the “Record Date”).
How can I obtain more information about the Portfolio?
Should you have any questions about the Portfolio, please do not hesitate to contact Shareholder Services toll free at 1-800-262-3862. A copy of the current prospectus, Statement of Additional Information (“SAI”), annual report, and semi-annual report is available, without charge, on the Internet at www.voyainvestments.com/literature or by contacting the Portfolio at:
Voya Investment Management
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-262-3862

NOTICE OF NEW SUB-ADVISORY AGREEMENT
What is happening?
At a meeting held on May 18, 2017, the Board of Directors of the Registrant (the “Board”) approved a sub-advisory agreement for the Portfolio in connection with the change of control of Pioneer Investment Management, Inc., the sub-adviser to the Portfolio. A prospectus supplement describing these and other changes was provided to shareholders on July 7, 2017.
The Portfolio and the Portfolio’s investment adviser, Voya Investments, LLC (the “Adviser”), have obtained an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Adviser to enter into a sub-advisory agreement with one or more sub-advisers, including certain affiliated sub-advisers, on behalf of a fund that it manages without obtaining shareholder approval of the new agreement subject to certain conditions, including that the Adviser furnishes shareholders of an affected fund with certain information about the new sub-advisory agreement or agreements. This Information Statement is intended to comply with that condition.
Who is the Sub-Adviser?
Effective July 3, 2017, Amundi finalized an acquisition (the “Transaction”) of Pioneer Investment Management, Inc. (“Pioneer”). Prior to July 3, 2017, Pioneer was owned by Pioneer Global Asset Management S.p.A. (“PGAM”), a wholly-owned subsidiary of UniCredit S.p.A. (“UniCredit”). The Transaction resulted in a change of control of Pioneer and therefore an assignment, as such term is defined for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which triggered the automatic termination of the Portfolio’s sub-advisory agreement (“Prior Agreement”) previously in place with Pioneer. Effective July 3, 2017, the Adviser entered into a new sub-advisory agreement (“New Agreement”) with Amundi Pioneer Asset Management, Inc. (the “Sub-Adviser” or “Amundi Pioneer”), an indirect wholly-owned subsidiary of Amundi, on the same terms, compensation structure and with the same portfolio management team as was in place under the Portfolio’s Prior Agreement with Pioneer. Please see Appendix A for a listing of the names and the principal occupations of the principal executive officers of the Sub-Adviser.
Amundi Pioneer Asset Management, Inc.
Amundi Pioneer is an indirect, wholly-owned subsidiary of Amundi and Amundi’s wholly-owned subsidiary, Amundi USA, Inc. Amundi, one of the world’s largest asset managers, is headquartered in Paris, France. The principal address of Amundi Pioneer is 60 State Street, Boston, Massachusetts 02109. As of June 30, 2017, Amundi Pioneer (and its U.S. affiliates) had over $74 billion in assets under management.
The following individuals are jointly responsible for the day-to-day management of the Portfolio:
Tracy Wright, Lead Portfolio Manager, a senior vice president of Amundi Pioneer, joined Amundi Pioneer as an analyst in 2004.
Andrew Feltus, Portfolio Manager, director of high yield and a senior vice present of Amundi Pioneer joined Amundi Pioneer in 1994.
How did this change affect the management of the Portfolio?
As the Sub-Adviser and Portfolio Managers remain the same, there were no changes that affected the management of the Portfolio.
What are the terms of the New Agreement?
The terms of the New Agreement with Amundi Pioneer did not change from the Prior Agreement with Pioneer. A form of the New Agreement is included as Appendix B.
The Prior Agreement with Pioneer was last approved by shareholders and the Board on January 3, 2006 and November 17, 2016, respectively.
What factors did the Board consider?
Section 15(c) of the 1940 Act, provides that an investment company such as the Registrant, on behalf of the Portfolio, can enter into a new sub-advisory contract, only if the Board, including a majority of the Board members who have no direct or indirect interest in the Portfolio’s sub-advisory contracts, and who are not “interested persons” of the Portfolio, as such term is defined under the 1940 Act (the “Independent Directors”), approve the new arrangement. Thus, at a meeting on May 18, 2017, the Board considered a proposal by management that the Adviser enter into a new sub-advisory contract between the Adviser and the Sub-Adviser. Discussed below are certain factors that the Board considered at its meeting on May 18, 2017 in determining whether to approve new sub-advisory arrangements for the Portfolio in connection with a Change of Control, as such term is defined below.
The Portfolio is subject to the 1940 Act, which provides that any sub-advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is referred to herein as a “Change of Control.”
At its May 18, 2017 meeting, the Board was informed that PGAM had entered into an agreement together with UniCredit to sell Pioneer to Amundi. Accordingly, the Board was advised that the Transaction would result in a Change of Control of Pioneer and constitute an “assignment” (as defined in the 1940 Act) of the current sub-advisory agreement under which Pioneer provides services to the Portfolio. In light of the foregoing, at its in-person meeting on May 18, 2017, the Board approved the New Agreement for the Portfolio to replace the Prior Agreement upon such Change of Control as described above. The closing of the Transaction occurred on July 3, 2017. In addition, effective July 3, 2017, the name of the Sub-Adviser changed from Pioneer Investment Management, Inc. to Amundi Pioneer Asset Management, Inc.

The decision by the Board, including a majority of the Independent Directors, to approve the New Agreement was based on a determination by the Board that it would be in the best interests of the shareholders of the Portfolio for the Sub-Adviser to continue providing sub-advisory services for the Portfolio, without interruption, after the Change of Control. Prior to its approval of the New Agreement, the Board reviewed, among other matters, the quality, extent and nature of the services currently being provided by the Sub-Adviser under the Prior Agreement and to be provided under the New Agreement. In considering the New Agreement at its May 18, 2017 meeting, the Board placed emphasis on the information provided to it previously in connection with the Board’s annual review of the Prior Agreement, which was most recently approved for continuation at the in-person meeting of the Board held on November 17, 2016. At that meeting, the Board concluded, in light of all factors it considered, to renew the Prior Agreement and that the fee rates set forth in the Prior Agreement were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided and to be provided under the Prior Agreement; (2) the extent to which economies of scale are reflected in fee rate schedules under the Prior Agreement; (3) a comparison of the Portfolio’s fee rate, expense ratio, and investment performance to those of similar funds; and (4) the existence of any “fall-out” benefits to the Sub-Adviser and its affiliates from Pioneer’s relationship with the Portfolio.
A further description of the process followed by the Board in approving the Prior Agreement on November 17, 2016, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth in the Portfolio’s Annual Report, dated December 31, 2016, under the section titled “Advisory Contract Approval Discussion.”
In connection with its approval of the New Agreement at its meeting on May 18, 2017, the Board also considered information provided by Pioneer regarding the Transaction and the New Agreement. In this regard, the Board took into account the considerations set out below.
1) The Sub-Adviser’s description of the Transaction and the impact thereof on the services Pioneer provides to the Portfolio.
2) The Sub-Adviser’s representations that, following the Transaction, Pioneer will manage the Portfolio using the same investment approach, strategies and portfolio management team, except that it would have access to additional research and portfolio management capabilities following the Transaction.
3) Representations by the Sub-Adviser that approval of the New Agreement was necessary for the Portfolio to continue receiving sub-advisory services from the Sub-Adviser following the Change of Control. In addition, the Board considered that the terms of the New Agreement, including the fees payable thereunder, are substantially similar to the terms of the Prior Agreement.
4) The Sub-Adviser’s representation that there were no other material changes or developments relating to the information provided by Pioneer in connection with the November 2016 renewal.
Based on the foregoing and other relevant considerations, at an in-person meeting of the Board held on May 18, 2017, the Board, including a majority of the Independent Directors, voted to approve the New Agreement. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Agreement, including the fee rate schedule, were fair and reasonable, and the New Agreement should be approved so as to enable a continuation without interruption of the services being provided by the Sub-Adviser. The Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. The Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Agreement.

GENERAL INFORMATION ABOUT THE INFORMATION STATEMENT
Who are the service providers to the Portfolio?
Voya Investments, LLC
Voya Investments, an Arizona limited liability company, has overall responsibility for the management of the Portfolio. Voya Investments oversees all investment advisory and portfolio management services and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investments is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser.
The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. Voya Investments' principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of June 30, 2017, Voya Investments managed approximately $88.2 billion in assets.
Please see Appendix A for a listing of the names and principal occupations of the principal executive officers of the Adviser. For services provided under the investment advisory agreement, the Portfolio paid $690,820.00 in advisory fees to the Advisor for the fiscal year ended December 31, 2016.
Voya Investments Distributor, LLC
The Distributor is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. The Distributor is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. See “Principal Underwriter” in the SAI.
The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.
For services provided under the distribution agreement, the Portfolio paid $10,031.40 to the Distributor for the fiscal year ended December 31, 2016. For the fiscal year ended December 31, 2016, the Portfolio paid no brokerage fees to an affiliate.
Can shareholders submit proposals for consideration in a future Proxy Statement?
The Portfolio is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.
Why did my household only receive one copy of this Information Statement?
Only one copy of this Information Statement may be mailed to each household, even if more than one person in the household is a shareholder of record, unless the Portfolio has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Information Statement, please contact Shareholder Services at 1-800-262-3862. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing with household members, please inform the Portfolio in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 or via telephone at 1-800-262-3862.
Who pays for this Information Statement?
The Sub-Adviser will pay the expenses incurred in connection with this Information Statement, including the printing, mailing, legal, and out-of-pocket expenses. These expenses are estimated to be $30,400.
How many shares were outstanding as of the Record Date?
As of July 17, 2017, the following shares of beneficial interest of the Portfolio were outstanding:
Class	Shares Outstanding
Class I	8,504,093.601
Class S	307,251.240
Total	8,811,344.841
Appendix C lists the persons that, as of July 17, 2017, owned beneficially or of record 5% or more of the outstanding shares of any class of the Portfolio. To the best of the Portfolio’s knowledge, as of July 17, 2017, no Independent Directors owned 1% or more of the outstanding shares of any class of the Portfolio. As of July 17, 2017, none of the Independent Directors nor their immediate family members owned any shares of the Adviser or principal underwriter or of any entity controlling, controlled by, or under common control with the Adviser or principal underwriter (not including registered investment companies).

APPENDIX A: PRINCIPAL EXECUTIVE OFFICERS
Executive Officers of Voya Investments, LLC
7337 E. Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Name and Title
Shaun P. Mathews – President and Chief Executive Officer
Michael J. Roland – Managing Director and Chief Operating Officer
Stanley D. Vyner – Executive Vice President and Chief Investment Risk Officer
Kimberly A. Anderson – Senior Vice President and Assistant Secretary
Micheline S. Faver – Vice President and Chief Compliance Officer
Todd Modic – Senior Vice President
Huey P. Falgout, Jr. – Secretary
Executive Officers of Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, Massachusetts 02109
Name and Title
Gregg Matthew Dooling – Chief Financial Officer
Jean M. Bradley – Chief Compliance Officer
Terrence Joseph Cullen – Chief Legal Officer
Lisa Jones – President, Chairman & Chief Executive Officer
Patrice Etienne Blanc – Chief Operations Officer
Kenneth James Taubes – Chief Investment Officer

APPENDIX B: FORM OF SUB-ADVISORY AGREEMENT
Amundi Pioneer Asset Management, Inc.
AGREEMENT, effective as of July 3, 2017, between Voya Investments, LLC (the “Adviser”), an Arizona limited liability company, and Amundi Pioneer Asset Management, Inc. (the “Sub-Adviser”), a corporation organized under the laws of the State of Delaware (the “Agreement”).
WHEREAS, Voya Partners, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company;
WHEREAS, the Company is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;
WHEREAS, the Company currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;
WHEREAS, pursuant to an Investment Management Agreement, effective as of May 1, 2017 (the “Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Company has retained the Adviser to render advisory, management, and administrative services with respect to the Company’s series; and
WHEREAS, the Company wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Company and the Sub-Adviser is willing to furnish such services to the Company and the Adviser.
NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Adviser and the Sub-Adviser as follows:
1. Appointment. The Adviser hereby appoints the Sub-Adviser to act as the sub-adviser to the series of the Company designated on Schedule A of this Agreement (each a “Series”) for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. To the extent that the Sub-Adviser is not the only person providing investment advisory services to a Series, the term “Series” shall be interpreted for purposes of this Agreement to only include those assets of the Series over which the Sub-Adviser is directed by the Manager to provide investment advisory services.
In the event the Company designates one or more series other than the Series with respect to which the Adviser wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall promptly notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall so notify the Adviser in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.
2. Portfolio Management Duties and Authority.
Subject to the supervision of the Company’s Board of Directors (the “Board”) and the Adviser, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of each Series should be held in the various securities and other investments in which it may invest, and the Sub-Adviser is hereby authorized to execute and perform such services on behalf of each Series. To the extent permitted by the investment policies of the Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters. The Sub-Adviser will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies, and restrictions as stated in the Company’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as from time to time amended (the “Registration Statement”), copies of which shall be sent to the Sub-Adviser by the Adviser upon filing with the SEC. The Sub-Adviser is authorized to exercise tender offers and exchange offers on behalf of the Series, each as the Sub-Adviser determines is in the best interest of the Series. To carry out such obligations, the Sub-Adviser shall exercise full discretion and act for the Company in the same manner and with the same force and effect as the Company itself might or could do. The Sub-Adviser and Adviser further agree as follows:
(a) The Sub-Adviser will (1) manage each Series so that no action or omission on the part of the Sub-Adviser will cause a Series to fail to meet the requirements to qualify as a regulated investment company specified in Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”) (other than the requirements for the Company to register under the 1940 Act and to file with its tax return an election to be a regulated investment company and to file with its tax return an election to be a regulated investment company and satisfy the distribution requirements under Section 852 (a) of the Internal Revenue Code, all of which shall not be the responsibility of the Sub-Adviser), (2) manage each Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder, and (3) use reasonable efforts to manage the Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies. The Adviser will notify the Sub-Adviser promptly if the Adviser believes that a Series is in violation of any requirement specified in the first sentence of this paragraph.

(b) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Series as well as of other investment advisory clients of the Sub-Adviser or any of its affiliates, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a manner such as described in the Adviser’s Form ADV and in the Sub-Adviser’s procedures governing such allocation, provided, however that the Adviser and the Board shall have the right to review and request changes to the Sub-Adviser’s manner of allocation, provided further that any requested changes to such manner of allocation shall be implemented on a prospective basis only.
(c) In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser will arrange for the automatic transmission of the confirmation of such trades to the Company’s custodian and portfolio accounting agent.
(d) The Sub-Adviser will assist the portfolio accounting agent for the Company in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Series for which the portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser.
(e) The Sub-Adviser will make available to the Company and the Adviser, promptly upon reasonable request, all of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian and portfolio accounting agent for the Company) as are necessary to assist the Company and the Adviser to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Company are being conducted in a manner consistent with applicable laws and regulations.
(f) The Sub-Adviser will provide reports to the Company’s Board for consideration at meetings of the Board on the investment program for the Series and the issuers and securities represented in the Series’ portfolio, and will furnish the Company’s Board with respect to the Series such periodic and special reports as the Directors and the Adviser may reasonably request.
(g) In rendering the services required under this Agreement, the Sub-Adviser may, from time to time, employ or associate with itself such affiliated or unaffiliated person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Sub-Adviser may not retain, employ or associate itself with any non-affiliated company that would be an “investment adviser,” as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Company’s Board and a majority who are not parties to any agreement or contract with such company and who are not “interested persons,” as defined in the 1940 Act, of the Company, the Adviser, or the Sub-Adviser, or any such company, and is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Company to the extent required by the 1940 Act. The Sub-Adviser shall be responsible for making reasonable inquiries and for reasonably ensuring that no associated person of the Sub-Adviser, or of any company that the Sub-Adviser has retained, employed, or with which it has associated with respect to the investment management of the Series, to the best of the Sub-Adviser’s knowledge, had in any material connection with the handling of assets:
(i) been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or
(ii) been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or
(iii) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit, or knowing misrepresentation.
(h) In using spot and forward foreign exchange contracts for the Series as an investment the parties represent the following:
(i) That the Adviser is properly and lawfully established with full power and authority to enter into spot and forward foreign exchange contracts, to perform its obligations under such foreign exchange contracts and to procure the Sub-Adviser to enter into such foreign exchange contracts on its behalf.
(ii) That the Adviser may not, except for purposes of redemptions, expenses, and other costs of doing business, encumber funds which the Sub-Adviser has under the Sub-Adviser’s management or which benefit from the Sub-Adviser’s investment advice. If the Adviser requires funds for any redemptions, expenses, and other costs of doing business, the Sub-Adviser will make funds available in a reasonably timely manner for the Adviser to meet such obligations. The Adviser reserves the right to segregate assets upon notice to the Sub-Adviser and provide different arrangements for investment management with respect to those assets.
(iii) That the Sub-Adviser has been granted full power and authority to enter into foreign exchange contracts as agent on the Adviser’s behalf and to give instructions for settlement for the same.
(iv) That the Sub-Adviser has full authority to instruct Company’s custodian in conformity with its mandate.

(v) That in the event of the termination of this Agreement, the Sub-Adviser, if legally and operationally possible, may offer the Series’ counterparty the option to leave open any existing foreign exchange contracts or to close them out at prevailing market rates.
(i) The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested unless the Adviser gives the Sub-Adviser written instructions to the contrary. The Sub-Adviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Adviser or to any agent of the Adviser designated by the Adviser in writing.
The Sub-Adviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Adviser and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested. Upon request, the Sub-Adviser will submit a written voting recommendation to the Adviser for such proxies. In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series. The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.
(j) With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements, and options on futures contracts (“futures”), which are permitted to be made by the Sub-Adviser in accordance with this Agreement and the investment objectives and strategies of the Series, as outlined in the Registration Statement for the Series, the Adviser hereby authorizes and directs the Sub-Adviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent, on behalf of each Series, brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts, and executing as agent, on behalf of each Series, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations, provided that the Sub-Adviser may only trade swaps and derivatives under ISDA Master Agreements which are substantially similar to those reviewed and approved by the Adviser. The Adviser acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Adviser for such investment purposes.
3. Broker-Dealer Selection. The Sub-Adviser is hereby authorized to place orders for the purchase and sale of securities and other investments for each Series’ portfolio, with or through such persons, brokers or dealers and to negotiate commissions to be paid on such transactions and to supervise the execution thereof. The Sub-Adviser’s primary consideration in effecting any such transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Registration Statement, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firms involved, and the firm’s risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Company, by other aspects of the portfolio execution services offered.
Subject to such policies as the Board may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Sub-Adviser may effect a transaction on behalf of the Series with a broker-dealer who provides brokerage and research services to the Sub-Adviser notwithstanding the fact that the commissions payable with respect to any such transaction may be greater than the amount of any commission another broker-dealer might have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or its affiliate’s overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion.
To the extent consistent with this Agreement, the Sub-Adviser is further authorized to allocate orders placed by it on behalf of the Series to the Sub-Adviser as agent if it is registered as a broker-dealer with the SEC, to any of its affiliated broker-dealers as agents, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Board indicating the broker-dealers to which such allocations have been made and the basis therefor.
4. Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the post-effective amendment to the Registration Statement for the Company filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about or information relating, directly or indirectly, to the Sub-Adviser, to the Sub-Adviser’s knowledge, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act, or alternatively that it is not required to be a registered investment adviser under the Advisers Act to perform the duties described in this Agreement, and that it is a duly registered investment adviser in all states in which the Sub-Adviser is required to be registered and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Adviser with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV and any amendment is filed with the SEC, and a copy of its written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, together with evidence of its adoption.

5. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with the portfolio management duties specified in this Agreement. In addition, if the Company is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Company and/or the Adviser for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation. The Adviser or the Company shall be responsible for all the expenses of the Company’s operations including, but not limited to:
(a) Expenses of all audits by the Company’s independent public accountants;
(b) Expenses of the Series’ transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;
(c) Expenses of the Series’ custodial services including recordkeeping services provided by the custodian;
(d) Expenses of obtaining quotations for calculating the value of each Series’ net assets, including charges and expenses for accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the Adviser or its affiliates, office space and personnel compensation, training and benefits;
(e) Expenses of obtaining Portfolio Activity Reports and Analyses of International Management Reports (as appropriate) for each Series;
(f) Expenses of maintaining the Company’s tax records;
(g) Salaries and other compensation of any of the Company’s executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Sub-Adviser or an affiliate of the Sub-Adviser;
(h) Taxes levied against the Company;
(i) Brokerage fees and commissions, transfer fees, registration fees, taxes and similar liabilities and costs properly payable or incurred in connection with the purchase and sale of portfolio securities for the Series;
(j) Costs, including the interest expense, of borrowing money;
(k) Costs and/or fees incident to meetings of the Company’s shareholders, the preparation and mailings of prospectuses and reports of the Company to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Company’s existence, and the regulation of shares with federal and state securities or insurance authorities;
(l) The Company’s legal fees, including the legal fees related to the registration and continued qualification of the Company’s shares for sale;
(m) Directors’ fees and expenses to directors who are not officers, employees, or stockholders of the Sub-Adviser or any affiliate thereof;
(n) The Company’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;
(o) Association membership dues and insurance premiums;
(p) Extraordinary expenses of the Company as may arise including expenses incurred in connection with litigation, proceedings, and other claims (unless the Sub-Adviser is responsible for such expenses under Section 13 of this Agreement), and the legal obligations of the Company to indemnify its Directors, officers, employees, shareholders, distributors, and agents with respect thereto; and
(q) Organizational and offering expenses.
(r) Any distribution fees paid by the Company in accordance with Rule 12b-1 promulgated by the Commission pursuant to the 1940 Act.
(s) The cost of preparing and printing share certificates.
(t) Any other expense that the Company or the Adviser may incur (A) as a result of a change in the law or regulations, (B) as a result of a mandate from the Board with associated costs of a character generally assumed by similarly structured investment companies or (C) that is similar to the expenses listed above, and that is approved by the Board (including a majority of the Independent Directors) as being an appropriate expense of the Company. The Company or the Adviser, as the case may be, shall reimburse the Sub-Adviser for any such expenses or other expenses of the Company or the Adviser, as may be reasonably incurred by the Sub-Adviser on behalf of the Series or the Adviser. The Sub-Adviser shall keep and supply to the Company and the Adviser adequate records of all such expenses.
6. Compensation. For the services provided to each Series, the Adviser will pay the Sub-Adviser a fee, payable as described in Schedule A.
The fee will be prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Adviser is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Adviser.
7. Seed Money. The Adviser agrees that the Sub-Adviser shall not be responsible for providing money for the initial capitalization of the Series.
8. Compliance.

(a) The Sub-Adviser and the Adviser acknowledge that the Sub-Adviser is not the compliance agent for any Series or for the Company, and does not have access to all of each Series’ books and records necessary to perform certain compliance testing. To the extent that the Sub-Adviser has agreed to perform the services specified in Section 2 in accordance with the Company’s registration statement, the Company’s Articles of Incorporation and By-Laws, the Company’s Prospectus and any policies adopted by the Company’s Board applicable to the Series (collectively, the “Charter Requirements”), and in accordance with applicable law (including Subchapters M and L of the Code, the 1940 Act and the Advisers Act (“Applicable Law”)), the Sub-Adviser shall perform such services based upon its books and records with respect to each Series, which comprise a portion of each Series’ books and records, and upon information and written instructions received from the Company, the Adviser or the Company’s administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records and such information and instructions provided by the Company, the Adviser, or the Company’s administrator. The Adviser shall promptly provide the Sub-Adviser with copies of the Company’s registration statement, the Company’s Articles of Incorporation and By-Laws, the Company’s currently effective Prospectus and any written policies and procedures adopted by the Company’s Board applicable to the Portfolio and any amendments or revisions thereto. The Sub-Adviser agrees that it shall promptly notify the Adviser and the Company (1) in the event that the SEC or other governmental authority has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Code or the regulations thereunder. The Sub-Adviser further agrees to notify the Adviser and the Company promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement as then in effect, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect.
(b) The Adviser agrees that it shall immediately notify the Sub-Adviser (1) in the event that the SEC has censured the Adviser or the Company; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Code or the regulations thereunder.
9. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company’s or the Adviser’s reasonable request, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in such rules.
10. Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance regulators) in connection with any investigation or inquiry relating to this Agreement or the Company.
Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Company and actions of the Company, the Adviser and the Sub-Adviser, and the Adviser shall treat as confidential and use only in connection with the Series all information furnished to the Company or the Adviser by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Adviser, or if available from a source other than the Adviser, Sub-Adviser or the Company.
11. Representations Respecting Sub-Adviser.
(a) During the term of this Agreement, the Adviser agrees to furnish to the Sub-Adviser at its principal offices prior to use thereof copies of all Registration Statements and amendments thereto, prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Company or any Series or to the public that refer or relate in any way to the Sub-Adviser or any of its affiliates (other than the Adviser), or that use any derivative of the name “Amundi Pioneer Asset Management, Inc.,” or any derivative thereof or logos associated therewith. The Adviser agrees that they will not use any such material without the prior consent of the Sub-Adviser, which consent shall not be unreasonably withheld. In the event of the termination of this Agreement, the Company and the Adviser will furnish to the Sub-Adviser copies of any of the above-mentioned materials that refer or relate in any way to the Sub-Adviser;
(b) The Company and the Adviser will furnish to the Sub-Adviser such information relating to either of them or the business affairs of the Company as the Sub-Adviser shall from time to time reasonably request in order to discharge its obligations hereunder;
(c) The Adviser agrees that neither the Adviser nor affiliated persons of the Adviser shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Company, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Company, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

12. Services Not Exclusive. The services of the Sub-Adviser to the Series and the Company are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.
13. Prohibited Conduct. The Sub-Adviser may not consult with any other sub-adviser of the Company concerning transactions in securities or other assets for any investment portfolio of the Company, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of portfolio management duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.
14. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Adviser agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended (“1933 Act”), controls the Sub-Adviser (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Company that is not a Series hereunder; and (2) shall not be liable for any error of judgment, mistake of law, any diminution in value of the investment portfolio of the Series, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance by the Sub-Adviser of its duties, or by reason of reckless disregard by the Sub-Adviser of its obligations and duties under this Agreement.
The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the Series and that no Director, officer or holder of shares of beneficial interest of the Series shall be personally liable for any of the foregoing liabilities.
15. Indemnification.
(a) Notwithstanding Section 14 of this Agreement, the Adviser agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser (other than the Adviser), and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Adviser’s responsibilities to the Company which (1) may be based upon any violations of willful misconduct, malfeasance, bad faith or negligence by the Adviser, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Adviser, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Adviser and contained in the Registration Statement or prospectus covering shares of the Company or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Adviser and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Company or to any affiliated person of the Adviser by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.
(b) Notwithstanding Section 14 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person of the Adviser (other than the Sub-Adviser), and each person, if any, who, is a controlling person of the Adviser (all of such persons being referred to as “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which an Adviser Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon any violations of willful misconduct, malfeasance, bad faith or negligence by the Sub-Adviser, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Sub-Adviser, including but not limited to its responsibilities under Section 2, Paragraph (a) of this Agreement, or (2) any breach of any representations or warranties contained in Section 4; provided, however, that in no case shall the indemnity in favor of an Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.
(c) The Adviser shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Adviser in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Adviser assumes the defense of any such action and the selection of counsel by the Adviser to represent both the Adviser and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Adviser will, at its own expense, assume the defense with counsel to the Adviser and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Adviser and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Adviser shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.
(d) The Sub-Adviser shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against an Adviser Indemnified Person unless such Adviser Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Adviser Indemnified Person (or after such Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Adviser Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Adviser Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Adviser Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Adviser Indemnified Person, adequately represent the interests of the Adviser Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Adviser Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Adviser Indemnified Person. The Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Adviser Indemnified Person.
(e) The Adviser shall not be liable under this Section 15 to indemnify and hold harmless the Sub-Adviser and the Sub-Adviser shall not be liable under this Section 15 to indemnify and hold harmless the Adviser with respect to any losses, claims, damages, liabilities, or litigation that first become known to the party seeking indemnification during any period that the Sub-Adviser is, within the meaning of Section 15 of the 1933 Act, a controlling person of the Adviser.
16. Duration and Termination. With respect to each Series identified as a Portfolio on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Portfolio this Agreement shall continue in full force and effect through November 30, 2017. Thereafter, unless earlier terminated with respect to a Portfolio, the Agreement shall continue in full force and effect with respect to each such Portfolio for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Directors of the Company, or (ii) the vote of a majority of the outstanding voting shares of the Portfolio (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Directors of the Company who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Company or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.
With respect to any Portfolio that is added to Schedule A hereto as a Portfolio after the date of this Agreement, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Portfolio as a Portfolio under the Agreement or (ii) the date upon which the shares of the Portfolio are first sold to the public, subject to the condition that the Company’s Board of Directors, including a majority of those Directors who are not interested persons (as such term is defined in the 1940 Act) of the Adviser, and the shareholders of such Portfolio, shall have approved this Agreement. Unless terminated earlier as provided herein with respect to any such Portfolio, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Portfolio. Thereafter, unless earlier terminated with respect to a Portfolio, the Agreement shall continue in full force and effect with respect to each such Portfolio for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Directors of the Company, or (ii) vote of a majority of the outstanding voting shares of such Portfolio (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Directors of the Company who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Company or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.
The Sub-Adviser shall not provide any services for such Series or receive any fees on account of such Series with respect to which this Agreement is not approved as described in the preceding sentence. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Company, unless such approval shall be required by any other applicable law or otherwise.
Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder: (a) by the Adviser at any time without penalty, upon sixty (60) days’ written notice to the Sub-Adviser and the Company, (b) at any time without payment of any penalty by the Company, upon the vote of a majority of the Company’s Board or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or (c) by the Sub-Adviser at any time without penalty, upon three (3) months’ written notice to the Adviser and the Company, unless the Adviser or the Company requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Company or the Adviser not to exceed three (3) months beyond the initial three-month notice period; provided however, that the Sub-Adviser may terminate this Agreement at any time without penalty effective upon written notice to the Adviser and the Company, in the event either the Sub-Adviser (acting in good faith) or the Adviser ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Company, or in the event the Adviser becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Adviser or the Company as required by the terms of this Agreement. In addition, this Agreement shall terminate with respect to a Series in the event that it is not approved by the vote of a majority of the outstanding voting securities of that Series at a meeting of shareholders at which approval of the Agreement shall be considered by shareholders of the Series.
In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Adviser or the Company, free from any claim or retention of rights in such records by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(e), 9, 10, 11, 14, 15, and 19 of this Agreement shall remain in effect, as well as any applicable provision of this Paragraph numbered 16.
17. Notices. Any notice must be in writing and shall be deemed to have been given when (1) delivered in person, (2) dispatched by telegram or electric facsimile transfer (confirmed in writing by postage prepaid first class mail simultaneously dispatched), (3) sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.
If to the Adviser:
Voya Investments, LLC
7337 East Doubletree Ranch Road
Suite 100
Scottsdale, AZ 85258
Attention: Chief Counsel
If to the Sub-Adviser:
Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
Attention: General Counsel
18. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) the Directors of the Company, including a majority of the Directors of the Company who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law; and (ii) the holders of a majority of the outstanding voting securities of the Series.
Notwithstanding the foregoing, this Agreement may be amended without the approval of a majority of the Series’ outstanding voting securities if the amendment relates solely to a change that is permitted or not prohibited under federal law, rule, regulation, SEC Order or SEC staff interpretation thereof to be made without shareholder approval.
19. Use of Names.
(a) It is understood that the name “Voya Investments, LLC” or any trademark, trade name, service mark, or logo, or any variation of such trademark, service mark, or logo of the Adviser or its affiliates, including but not limited to the mark “Voya®” (collectively, the “Voya Marks”) is the valuable property of the Adviser and/or its affiliates, and that the Sub-Adviser has the right to use such Voya Marks only with the prior written consent of the Adviser and only so long as the Sub-Adviser is a sub-adviser to the Company and/or the Series. In the event that the Sub-Adviser is no longer the Sub-Adviser to the Fund and/or the Series, or upon termination of the Management Agreement between the Company and the Adviser without its replacement with another agreement, or the earlier request of the Adviser, the Sub-Adviser shall, as soon as is reasonably possible, discontinue all use of the Voya Marks.
(b) It is understood that the name “Amundi Pioneer Asset Management, Inc.” or any trademark, trade name, service mark, or logo, or any variation of such trademark, trade name, service mark, or logo of the Sub-Adviser or its affiliates (collectively, the “Amundi Pioneer Marks”) are the valuable property of the Sub-Adviser and its affiliates and that the Company and/or the Series have the right to use such Amundi Pioneer Marks in the names of the Series and in offering materials of the Company only with the approval of the Sub-Adviser and only for so long as the Sub-Adviser is a sub-adviser to the Company and/or the Series. In the event that the Sub-Adviser is no longer the Sub-Adviser to the Fund and/or the Series, or upon termination of the Management Agreement between the Adviser and the Sub-Adviser, the Company shall, as soon as is reasonably possible, discontinue all use of the Amundi Pioneer Marks.

20. Miscellaneous.
(a) This Agreement shall be governed by the laws of the State of Delaware, without giving effect to the provisions, policies or principals thereof relating to choice or conflict of laws, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.
(b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.
(c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.
(d) Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Adviser, or constituting the Adviser as an agent of the Sub-Adviser.
(e) The Adviser and the Sub-Adviser each affirm that it has procedures in place reasonably designed to protect the privacy of non-public personal consumer/customer financial information.
(f) The Adviser and the Sub-Adviser acknowledge that each may have obligations under the laws and regulations of the United States to verify the source of funds and identity of investors in accordance with the USA Patriot Act, and any rules or regulations adopted thereunder (collectively the “Patriot Act”). Each party agrees to assist the other parties in monitoring transactions in accordance with the Patriot Act. If required by applicable law or regulation, each party shall provide the other parties with documentation evidencing the identity of a beneficial owner or owners of shares of the Series upon request when a party is required by a law, court order, of by administrative or regulatory entity to disclose the identity of the beneficial owner(s).
(g) This Agreement may be executed in counterparts.

APPENDIX C: BENEFICIAL OWNERSHIP AS OF THE RECORD DATE
The following table provides information about the persons or entities who, to the knowledge of the Portfolio, owned beneficially or of record 5% or more of any class of the Portfolio’s outstanding shares as of July 17, 2017.
Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Fund
Reliastar Life Insurance Co FBO SVUL 1 Attn Jill Barth Conveyor TN41 1 Orange Way Windsor, CT 06095	24.2% Class I; Beneficial	23.4%
Voya Retirement Insurance and Annuity Company Attn Valuation Unit-TN41 One Orange Way B3N Windsor, CT 06095	51.2% Class I; Beneficial 53.3% Class S; Beneficial	51.3%
Security Life Insurance of Denver A VUL RTE 5106 PO Box 20 Minneapolis, MN 55440-0020	24.4% Class I; Beneficial	23.6%
Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	46.7% Class S; Beneficial	1.6%